PACIFIC CAPITAL FUNDS
Supplement dated March 4, 2010
to the Prospectuses dated November 27, 2009
The Board of Trustees of Pacific Capital Funds (the “Trust”) has been advised by Bank of Hawaii (“BOH”) that as a part of a long-term business strategy, BOH will be further transitioning its asset management activities to an “open architecture” investment process that will provide a wider range of investment options to its clients than is currently the case. In the past, most of the Trust’s assets have been held by accounts managed by BOH on behalf of its customers and clients for which BOH acts as trustee, agent or custodian. Accordingly, the Trust’s investment adviser, the Asset Management Group of Bank of Hawaii (“AMG”), believes that a substantial portion of the assets of the various investment portfolios of the Trust (the “Funds”) are likely to migrate to other investment products, and thus it would be in the best interests of the Funds’ shareholders to close the Trust.
After exploring various alternatives for the future of the Funds, AMG has recommended and the Board of Trustees has approved the following transactions:
•	Reorganization of the New Asia Growth Fund, International Stock Fund, Small Cap Fund and High Grade Core Fixed Income Fund portfolios of the Trust into similar portfolios of Aberdeen Funds, a mutual fund group managed and administered by Aberdeen Asset Management, Inc. and its affiliates.
•	Reorganization of the Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund portfolios of the Trust into similar newly-organized portfolios of FundVantage Trust, a series of mutual funds administered by PNC Global Investment Servicing, Inc. AMG will be the investment manager of the new portfolios.
•	Liquidation of the Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Short Intermediate Fixed Income Fund, and U.S. Government Short Fixed Income Fund portfolios of the Trust at or about the same time as the reorganization of the other Funds.
The shareholders of the Funds will not bear the expenses of the reorganizations and liquidations. The reorganizations are intended to be tax-free; the liquidations may potentially result in the recognition of capital gains and/or losses by individual shareholders. The reorganizations are subject to the execution of formal reorganization agreements and various customary closing conditions. In addition, the shareholders of each Pacific Capital Fund must approve that Fund’s reorganization. Shareholder meetings for that purpose will be held in May 2010. Further information about the proposed reorganizations will be included in proxy statements which are expected to be mailed on or about March 31, 2010.

Further sales of Class A, B and C shares of the liquidating Funds will be terminated on or about March 31, 2010. In addition, further sales of Class Y shares of the liquidating Funds to new shareholders will be terminated on or about March 31, 2010, but Class Y shareholders as of that date will be permitted to purchase additional Class Y shares through the closing date of the proposed liquidations. You should consult your tax advisor about the tax consequences of purchasing additional shares of the liquidating Funds, as the liquidations may potentially result in your recognition of capital gains and/or losses shortly after any such purchase.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE